UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/15/2009

SGS International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-133825

Delaware	20-3939981
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

626 West Main Street
Suite 500
Louisville, Kentucky 40202
(Address of principal executive offices, including zip code)

(502) 637-5443
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On December 15, 2009, the Compensation Committee of the Board of Directors of SGS International, Inc. (the "Company") approved an amendment to the employment agreement dated as of December 30, 2005 between the Company and its Executive Vice President, Luca C. Naccarato. The amendment is dated and effective as of December 15, 2009. The amendment extends the expiration date of the employment term from December 30, 2009 to December 30, 2010. All other terms of the employment agreement remain in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGS International, Inc.

Date: December 17, 2009	By:	/s/ Benjamin F. Harmon, IV
Benjamin F. Harmon, IV
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Third Amendment to Employment Agreement